Exhibit 99.1

EXECUTION VERSION

FOURTH AMENDMENT TO

MASTER REPURCHASE AND SECURITIES CONTRACT AND OTHER REPURCHASE DOCUMENTS

THIS FOURTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AND OTHER REPURCHASE DOCUMENTS, dated as of October 31, 2014 (this “Amendment No. 4”), is entered into by and among RCC REAL ESTATE SPE 4, LLC, as seller (together with its permitted successors and assigns in such capacity, “Seller”), RESOURCE CAPITAL CORP., as guarantor (together with its successors and permitted assigns, in such capacity, “Guarantor”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as buyer (together with its successors and assigns in such capacity, “Buyer”), and acknowledged and agreed to by RCC REAL ESTATE, INC., as pledgor (together with its successors and permitted assigns, in such capacity, “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

R E C I T A L S

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of February 27, 2012 (as amended by the First Amendment to Master Repurchase and Securities Contract and other Repurchase Documents, dated as of April 2, 2013, the Second Amendment to Master Repurchase and Securities Contract and other Repurchase Documents, dated as of October 15, 2013, the Third Amendment to Master Repurchase and Securities Contract and other Repurchase Documents, dated as of July 31, 2014, and this Amendment No. 4, and as further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Repurchase Documents.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendments to Repurchase Agreement.

(a) The following definitions in Article II of the Repurchase Agreement are amended and restated in their entirety as follows:

““Concentration Limit”: Unless otherwise agreed to in writing by Buyer, with respect to the Purchased Assets, as follows:

(a) the aggregate outstanding Purchase Price for Hotel-Related Assets shall not exceed 25% of the Maximum Amount;

(b) the aggregate outstanding Purchase Price for Flex Assets shall not exceed 30% of the Maximum Amount;

(c) the aggregate outstanding Purchase Price of any Purchased Asset shall not exceed $60,000,000; and

(d) the aggregate outstanding Purchase Price for all Non-Controlling Pari Passu Participation Interests shall not exceed 20% of the Maximum Amount.”

““Eligible Asset”: An Asset:

(a) that has been approved as a Purchased Asset by Buyer;

(b) with respect to which no Representation Breach exists, other than an Approved Representation Exception;

(c) that is not a Defaulted Asset;

(d) with respect to which there are no future funding obligations on the part of Seller or Buyer or any other Person except as may be disclosed by Seller in writing to and approved by Buyer in the Confirmation;

(e) which, in each case, shall at no time have a LTV that exceeds the Maximum LTV;

(f) which, other than with respect to Non-Controlling Pari Passu Participation Interests, at all times, shall have a Debt Yield which is equal to or greater than the Required Debt Yield Percentage;

(g) which, at all times, shall have a PPV which does not exceed the Required PPV Percentage;

(h) with respect to any Hotel-Related Asset, (i) Seller has provided Buyer a copy of the executed franchise agreement or management agreement and related documents for operation of the hotel under the national flag, any reports issued by the franchisor/brand with respect to the Underlying Obligor’s performance under the franchise agreement or management agreement, as applicable, and a comfort letter signed by the franchisor/brand (which comfort letter shall run to the benefit of successors and assigns of Seller), each of which shall be acceptable to Buyer, (ii) the hotel is managed by a manager acceptable to Buyer, and (iii) with respect to the management of the hotel, Seller has provided to Buyer copies of the management agreement and subordination of management agreement, each of which shall be acceptable to Buyer;

(i) whose Underlying Mortgaged Property is located in the United States, whose Underlying Obligors are domiciled in the United States, and all obligations thereunder and under the Mortgage Loan Documents are denominated and payable in Dollars;

(j) which does not violate any Concentration Limit;

(k) whose Underlying Obligors are not Sanctioned Entities;

(l) that does not involve an Equity Interest held or to be held by Seller, Guarantor or any Affiliate of Seller or Guarantor that would result in (i) an actual or potential conflict of interest, (ii) an affiliation with an Underlying Obligor which results or could reasonably be expected to result in the loss or impairment of any material rights of the holder of the Asset; provided, Seller shall disclose to Buyer before the Purchase Date

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each Equity Interest held or to be held by Seller, Guarantor or any Affiliate of Seller or Guarantor with respect to such Asset whether or not it satisfies either of the preceding clauses (i) or (ii); and

(m) that is secured by a perfected, first priority security interest on a commercial or multi-family property;

provided, that notwithstanding the failure of an Asset to conform to the requirements of this definition, Buyer may, subject to such terms, conditions and requirements and Applicable Percentage adjustments as Buyer may require, as determined in Buyer’s discretion, designate in writing any such non–conforming Asset as an Eligible Asset, which designation (1) may include a temporary or permanent waiver of one or more Eligible Asset requirements, and (2) shall not be deemed a waiver of the requirement that all other Assets and Purchased Assets must be Eligible Assets (including any Assets that are similar or identical to the Asset or Purchased Asset subject to the waiver).”

““Initial Facility Termination Date”: August 27, 2016.”

““Fee Letter”: The Third Amended and Restated Fee Letter, dated as of October 31, 2014, between Buyer and Seller, as amended, modified, waived, supplemented, extended, restated or replaced from time to time. For the purposes of the Third Amendment only, references in the Third Amendment to the term Fee Letter shall refer to the Second Amended and Restated Fee Letter, dated as of July 31, 2014, between Buyer and Seller.”

““Maximum Amount”: $400,000,000, as such amount may be reduced in accordance with the following proviso; provided, that on and after the earlier of the Funding Expiration Date and the Facility Termination Date, the Maximum Amount on any date shall be the aggregate Purchase Price outstanding for all Transactions as of such date, as such amount declines over the term hereof as Purchased Assets are repurchased, Purchase Price is repaid and Margin Deficits are satisfied.”

““Non-Controlling Pari Passu Participation”: A pari passu participation interest in a Whole Loan with respect to which (a) the holder of such interest (i) is obligated to fund only the future funding obligations under the related Whole Loan and (ii) does not have the ability to control and make all of the material decisions with respect to the related Whole Loan, (b) the related Whole Loan was previously a Purchased Asset prior to the creation of such pari passu participation interest, and (c) the related controlling pari passu participation interest in such Whole Loan was included in a Capital Markets Transaction.”

(b) The following definitions are hereby added to the Repurchase Agreement in appropriate alphabetical order:

““Capital Markets Transaction”: Defined in the Repurchase Documents.

““Fourth Amendment”: The Fourth Amendment to Master Repurchase and Securities Contract and other Repurchase Documents, dated as of October 31, 2014, among Buyer, Seller, Guarantor, Pledgor and Custodian.”

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““Second Additional Structuring Fee”: Defined in the Fee Letter.

““Third Amendment”: The Third Amendment to Master Repurchase and Securities Contract and other Repurchase Documents, dated as of July 31, 2014, among Buyer, Seller, Guarantor, Pledgor and Custodian.”

(c) Section 3.01(g) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“(g) Notwithstanding anything contained in the Repurchase Documents to the contrary, with respect to Participation Interests that are Purchased Assets, Buyer hereby agrees to advance Purchase Price with respect to each future funding advance under a Participation Interest as and when required under each such Participation Interest (or such later date requested by Seller in the notice from Seller delivered to Buyer in accordance with clause (iii)(B) below), with respect to which, each such advance of Purchase Price (i) subject to Section 3.05(c), shall be based on an Applicable Percentage equal to 70% for each such advance of Purchase Price for such future funding advances and, subject to the last sentence of paragraph (h)(iv) of the Fee Letter and notwithstanding the provisions of paragraph (h)(iv)(B) of the Fee Letter permitting Buyer to determine the applicable Pricing Margin, the applicable Pricing Margin for each such Participation Interest (and all advances of Purchase Price with respect thereto) shall be the applicable “Pricing Margin” set forth in the grid contained in paragraph (h)(iv)(B) of the Fee Letter, (ii) shall not be subject to the Required Debt Yield Percentage and (iii) shall be subject to satisfaction of the following conditions: (A) no Default or Event of Default has occurred and is continuing on the related Purchase Date, (B) at least five (5) Business Days prior to the requested Purchase Date, Seller notifies Buyer in writing of the date Seller is requesting the advance of Purchase Price from Buyer and Seller certifies in writing to the Buyer that there is not “event of default” under such Purchased Asset (including under the related Whole Loan) and the conditions precedent contained in the related Mortgage Loan Documents for the related Whole Loan and the related Participation Agreement have been satisfied (or shall be satisfied by the applicable Purchase Date) with respect to such future funding advance, except for those conditions precedent that are disclosed in the certification to Buyer, which exceptions must be acceptable to Buyer in its reasonable discretion, the conditions of this Section 3.01(g) are satisfied, the amount of the future funding advance requested, the amount of all future fundings advanced to date under the Mortgaged Loan Documents, and the amount of future fundings remaining to be advanced under the Mortgage Loan Documents, (C) before and after giving effect to such advance of Purchase Price the Required Portfolio Debt Yield Percentage is and will be satisfied, (D) Seller provides Buyer with (i) a copy of the Underlying Obligor’s request for the future funding advance under the Mortgage Loan Documents (together with any supporting documentation delivered by the Underlying Obligor), (ii) to the extent the title policy for the related Underlying Mortgage Loan insures for advances to date under the Mortgage Loan Documents (and not the maximum potential advances under the Mortgage Loan Documents), a title endorsement reflecting title insurance coverage for all previous advances under the Mortgage Loan Documents and, to the extent the same is not already included in such title coverage amount, the amount of the future funding advance to the Underlying Obligor for which an advance of Purchase Price is requested from Buyer, and (iii) such other information that Buyer may reasonably require, (E) the conditions

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precedent set forth in Section 6.02 (a)(iv)-(vii), (b)-(d), (f), (i)-(k) and (m)-(n) (although this clause (n) shall apply to the Participation Interest Documents only and not to the Mortgage Loan Documents for the Underlying Mortgaged Loan (i.e., in no event shall an Underlying Obligor be required to receive any notice of Buyer’s interest in the Participation Interest, such notice being sent only to the other participant under the related Participation Agreement) are satisfied, and (F) Seller and Buyer execute a Confirmation (or, as applicable, a replacement Confirmation) reasonably acceptable to Buyer evidencing the terms of each such advance of Purchase Price with respect to the requested future funding advances under such Asset.”

(d) Section 3.05(c) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“(c) Commencing January 30, 2015 and subject to the proviso hereto, (i) if the number of Controlling Assets that are Purchased Assets is greater than or equal to four (4) but less than or equal to seven (7) and the aggregate outstanding Purchase Price for all such Controlling Assets is greater than or equal to $65,000,000 but less than $100,000,000, (A) the Maximum Applicable Percentage for all Participation Interests, and (B) the Applicable Percentage for each Participation Interest that is a Purchased Asset with an existing Applicable Percentage in excess of 50%, shall be reduced automatically to 50% and, in connection therewith, Seller shall immediately pay (without payment of the Exit Fee) to the Buyer an amount necessary to reduce the outstanding Purchase Price for each applicable Participation Interest, taking into account the reduced Applicable Percentage, together with all applicable Repurchase Price owed to Buyer in connection with each such reduction of the Purchase Price, and/or (ii) if the number of Controlling Assets that are Purchased Assets is less than or equal to three (3) or the aggregate outstanding Purchase Price for all such Controlling Assets is less than $65,000,000, (A) the Maximum Applicable Percentage for all Participation Interests, and (B) the Applicable Percentage for each Participation Interest that is a Purchased Asset, shall be reduced automatically to zero percent (0%), each such Purchased Asset shall no longer be an Eligible Asset, no advances or additional advances, as applicable, of Purchase Price shall be made by Buyer with respect to any Participation Interest or Purchased Asset that is a Participation Interest and Seller shall immediately repurchase such Participation Interests by paying to Buyer the aggregate outstanding Repurchase Price for all such Participation Interests; provided, however, the foregoing provisions of this Section 3.05(c) shall be waived for each six (6) month period immediately following the closing of a Capital Markets Transaction. In connection with clause (i) of this Subsection 3.05(c), Seller shall, in connection with the required reduction in Maximum Applicable Percentage, Applicable Percentage and Purchase Price for any Participation Interests that are Purchased Assets, execute new Confirmations to confirm the new Maximum Applicable Percentage, Applicable Percentage and reduced outstanding Purchase Price for each such Purchased Asset (without payment of the Exit Fee).”

(e) Schedule 4 to the Repurchase Agreement is hereby deleted for all purposes.

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Section 2. [Reserved].

Section 3. Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby and in the Fee Letter, the Repurchase Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Repurchase Documents shall be deemed to mean the Repurchase Documents as modified by this Amendment No. 4 and the Fee Letter. This Amendment No. 4 and the Fee Letter shall not constitute novations of the Repurchase Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 4 and the Fee Letter, as though such terms and conditions were set forth herein.

Section 4. Representations.

Seller, Guarantor and Pledgor represent and warrant, as of the date of this Amendment No. 4, as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;

(b) the execution, delivery and performance by it of this Amendment No. 4 and the Fee Letter are within its corporate, company or partnership powers, has been duly authorized and does not contravene (i) its Governing Documents or its applicable resolutions, (ii) any Requirements of Law or (iii) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c) other than applicable resolutions, no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 4, the Fee Letter or the Repurchase Documents;

(d) this Amendment No. 4 and the Fee Letter have been duly executed and delivered by it;

(e) each of this Amendment No. 4, the Fee Letter and the Repurchase Documents constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as enforceability may be limited by Insolvency Laws and by general principles of equity;

(f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 4;

(g) none of Seller, Guarantor nor Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to Seller, Guarantor, Pledgor or any other Person with respect to (i) this Amendment No. 4, the Repurchase Agreement or the Repurchase Documents, as modified and amended hereby, (ii) the obligation of Seller to repay the Obligations and other amounts due under the Repurchase Documents or (iii) Buyer or Buyer’s respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Repurchase Agreement or the Repurchase Documents, including, without

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limitation, any action by such Persons, or failure of such Persons to act, under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof;

(h) the representations and warranties of Seller, Guarantor and Pledgor set forth in the Repurchase Documents to which such entity is a party are true and correct in all material respects as of the date hereof other than those representations and warranties that refer to a specific date, in which case they are true and correct as of such earlier date; and

(i) after giving effect to this Amendment No. 4, Seller, Guarantor and Pledgor are in compliance with each of their covenants set forth in the Repurchase Documents.

Section 5. Conditions Precedent.

(a) The effectiveness of this Amendment No. 4 is subject to the following conditions precedent: (i) delivery to Buyer of this Amendment No. 4 and the Fee Letter, each duly executed by each of the parties hereto or thereto, (ii) delivery to Buyer of opinions of counsel to Seller, Guarantor and Pledgor, in form acceptable to Buyer, regarding the execution, delivery and enforceability of Amendment No. 4 and the Fee Letter, (iii) payment by Seller to Buyer of the Second Additional Structuring Fee, and (iv) delivery to Buyer of such other documents, agreements, certifications or legal opinions as Buyer may reasonably require. By its release of its signature page to this Amendment No. 4, Buyer acknowledges that the conditions precedent have been satisfied and this Amendment No. 4 is in full force and effect.

(b) Seller acknowledges and agrees that it shall pay all legal fees and expenses of Moore & Van Allen, PLLC, as counsel to Buyer, relating to this Amendment No. 4 in an amount to be set forth on a separate invoice, within ten (10) Business Days of receipt of such invoice.

Section 6. Miscellaneous.

(a) This Amendment No. 4 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. The parties intend that faxed signatures and electronically imaged signatures such as PDF files shall constitute as original signatures and are binding on all parties.

(b) The descriptive headings of the various sections of this Amendment No. 4 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment No. 4 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d) The interpretive provisions of Section 2.02 to the Repurchase Agreement are incorporated herein mutadis mutandis.

(e) This Amendment No. 4 (together with the other Repurchase Documents, as amended hereby) represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

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(f) THIS AMENDMENT NO. 4, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(g) In consideration of Buyer entering into this Amendment No. 4 and the Fee Letter, Seller, Guarantor and Pledgor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Repurchase Agreement or the Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.

(h) The Guarantor and the Pledgor (i) agree to and consent to the terms and provisions of this Amendment No. 4 and the Fee Letter, (ii) acknowledge and confirm that the Guaranty and the Pledge Agreement remain in full force and effect notwithstanding this Amendment No. 4, and (iii) reaffirm their obligations under the Guaranty and the Pledge Agreement (as applicable).

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:

RCC REAL ESTATE SPE 4, LLC, a Delaware limited liability company

By:	/s/ John Lee
Name:	John Lee
Title:	Vice President

RESOURCE CAPITAL CORP., a Maryland corporation, as Guarantor

By:	/s/ Joan M. Sapinsley
Name:	Joan M. Sapinsley
Title:	Senior Vice President

Acknowledged and agreed to by:

RCC REAL ESTATE, INC., a Delaware corporation, as Pledgor

By:	/s/ John Lee
Name:	John Lee
Title:	Vice President

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BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allen Lewis
Name:	Allen Lewis
Title:	Director

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